Asset Management Fund

(The “Trust”)

AMF U.S. Government Mortgage Fund

SUPPLEMENT Dated December 13, 2013

TO Prospectus dated march 1, 2013

IMPORTANT NOTICE

The Board of Trustees of the Trust (the “Board”) has determined that, given the current asset size and market environment, it is in the best interests of the U.S. Government Mortgage Fund (the “Fund”) to terminate and liquidate the Fund. Effective immediately, the Fund is closed to new investors and current shareholders may not make subsequent investments into the Fund, other than reinvestment of dividends. On January 10, 2014, the Fund shall cease its operations and will begin winding up its business affairs. Any shareholders who remain in the Fund as of that date will have their shares redeemed on or about January 17, 2014 and the proceeds returned to them. Thereafter, the Fund will be liquidated and dissolved.

This supplement should be retained with your Prospectus for future reference.

ASSET MANAGEMENT FUND
1000 Brickell Avenue
Miami, Florida 33131